UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2014 (December 1, 2014)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2014, the Board of Directors (the “Board”) of The Scotts Miracle-Gro Company (the “Company”), upon the recommendation of the Nominating and Governance Committee of the Board, appointed Brian D. Finn as a Class I member of the Board in order to fill an existing vacancy. As a Class I director, Mr. Finn will hold office for a term scheduled to expire at the 2017 Annual Meeting of Shareholders of the Company. Upon the recommendation of the Nominating and Governance Committee of the Board, the Board also appointed Mr. Finn to serve on the Board’s Audit and Finance Committees. Upon the recommendation of the Nominating and Governance Committee of the Board, the Board determined that Mr. Finn satisfies the applicable independence requirements set forth in the rules and regulations of the New York Stock Exchange and the Securities and Exchange Commission and has no material relationships with the Company or its subsidiaries other than through his service as a director of the Company.

In his capacity as a non-employee director of the Company, Mr. Finn will receive the same compensation for 2014 as other non-employee directors of the Company, pro-rated to reflect the time he serves on the Board during the 2014 calendar year, which consists of a cash retainer payment in the amount of $8,333 and a grant of deferred stock units (“DSUs”) with a grant date value of $14,167. The DSUs, which were granted under The Scotts Miracle-Gro Long-Term Incentive Plan, have a grant date of December 1, 2014 and will vest on the earlier of January 31, 2015 or the date of the 2015 Annual Meeting of Shareholders of the Company, subject to accelerated vesting in the event of Mr. Finn’s death or disability.

A copy of the press release issued by the Company on December 3, 2014 announcing the appointment of Mr. Finn as a director is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)     Financial statements of businesses acquired:
         Not applicable.
(b)    Pro forma financial information:
         Not applicable.
(c)     Shell company transactions:
         Not applicable.
(d)    Exhibits:

Exhibit No.	Description
99.1	News Release issued by The Scotts Miracle-Gro Company on December 3, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: December 5, 2014	By: /s/ IVAN C. SMITH
Printed Name: Ivan C. Smith
Title: Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated December 5, 2014
The Scotts Miracle-Gro Company

Exhibit No.	Exhibit Description
99.1	News Release issued by The Scotts Miracle-Gro Company on December 3, 2014

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